UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2012

EPOCRATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35062	94-3326769
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1100 Park Place, Suite 300 San Mateo, California	94403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 227-1700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On January 5, 2012, Epocrates, Inc. received a letter from the Securities and Exchange Commission (the “SEC”) notifying Epocrates that the SEC has terminated its inquiry regarding Epocrates’ expert network services and that no enforcement action has been recommended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPOCRATES, INC.

Dated: January 20, 2012
	By:	/s/ Matthew Kaminer
Matthew Kaminer
General Counsel and Secretary